Exhibit 99.1

January 2012 Creativity Performance Stability

Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2010 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Representing Rockwood Director of the Main Board of GKN plc, a $6 billion global industrial company (1997-2001) Chairman and CEO of GKN Sinter Metals and Hoeganes Corporation Employed with the BOC Group plc (now part of The Linde Group) from 1979-1997, a $7 billion global industrial gas company Director of the Main Board of The BOC Group, plc; President of BOC Americas and Chairman & CEO of BOC Process Plants and Cryostar M.S. in Mechanical Engineering from Stanford University Seifi Ghasemi Chairman & Chief Executive Officer of Rockwood since November 2001

Representing Rockwood Robert J. Zatta Senior Vice President & Chief Financial Officer since April 2001 Timothy McKenna Vice President Investor Relations & Communications since April 2006 Previously Senior Vice President, Investor Relations, Communications and Government Relations, for Smurfit-Stone Container Corporation, the largest North American producer of paperboard and packaging, headquartered in Chicago Previously 14 years in investor relations and communications with Union Camp Corporation, a producer of paper, packaging and chemicals B.A. degree in mathematics, with minors in German and English, from Montclair State University, and an M.A. in linguistics from New York University Previously employed by the Campbell Soup Company (1990-2001) and held a variety of senior level finance positions including VP, Corporate Development and Strategic Planning Prior to Campbell, worked for General Foods Corporation (Philip Morris / Kraft) and Thomas J. Lipton, Inc. B.S. in Business Administration and M.B.A. in Finance

Rockwood Today Global inorganic specialty chemicals and advanced materials company LTM net sales of $3,653 million (9/30/11) LTM Adjusted EBITDA of $821 million, 22.5% of net sales Q3 Adjusted EBITDA margin of 24.1% of net sales Established in 2000 Public as of August 2005 Traded on NYSE - ROC Note: Numbers exclude the AlphaGary business sold Note: Where non-GAAP measures are used throughout this presentation, see Appendix for reconciliations between the non-GAAP measure and the most comparable US GAAP measure.

Key Features of Rockwood Excellent portfolio of niche businesses - No. 1 or No. 2 market position globally - Technology leaders - Limited exposure to oil prices High margin businesses, 22.5% of net sales Generating excellent free cash flow - $320M in 2010 and $276M in the last twelve months ended September 30, 2011 Established track record as a public company since 2005 Significant improvement in balance sheet since 2008, net debt/LTM Adjusted EBITDA of 1.67x as of September 2011 Excellent opportunities for organic growth Leading global producer of lithium products

Rockwood Business Sectors – LTM September 2011 Advanced Materials Performance Additives Specialty Chemicals Net Sales: $1,328M Adj. EBITDA: $343M % Margin: 25.8% Net Sales: $777M Adj. EBITDA: $141M % Margin: 18.1% Net Sales: $930M Adj. EBITDA: $228M % Margin: 24.5% Net Sales: $3,653M Adjusted EBITDA: $821M % Margin: 22.5% Note: Numbers exclude the AlphaGary business sold TiO2 Pigments Net Sales: $586M Adj. EBITDA: $182M % Margin: 31.0%

Lithium Largest Global Producer of Lithium Products Pharmaceutical Batteries Largest Global Producer of Lithium Products Brine Evaporating Ponds in Chile

Second Largest Global Producer of Lithium Products Second Largest Global Producer of Products & Services for Metal Processing Surface Treatment Chemicals

Performance Additives Global Ranking No2 No2 No2 Clay-Based Additives Timber Treatment Pigments

TiO2 Pigments TiO2 Specialties/Nano Particles TiO2 Pigments Global Ranking No1 Anatase TiO2

Ceramics – Piezo Applications Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical Advanced Materials

Attractive Global Businesses in Diversified End-Markets 2010 Net Sales by End Market Total : $3.19 billion Note: Numbers exclude the AlphaGary business sold Other 9% Paper 2% Specialty Coatings 11% Automotive 14% Electronics & Telecommunications 4% Chemicals & Plastics 16% Construction 12% Metal Treatment & General Industrial 17% Life Sciences 12% Consumer Products 1% Environmental 2%

Attractive Global Businesses in Diversified End-Markets 2010 Net Sales by Geography Europe 54% North America 24% Other 22%

Steady Growth and Strong Adjusted EBITDA Margins Note: Reflects the divestitures of Groupe Novasep, electronics and AlphaGary businesses. 2002-2004 pro forma for the Dynamit Nobel acquisition. 2002 PF based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2008 on a proforma basis including bolt-on acquisitions. ($ in millions) Net Sales Adjusted EBITDA Margin: 20.0% 19.5% 18.9% 19.6% 19.2% 20.3% 18.7% 18.4% 19.9% 22.5% ($ in millions) 1,586 1,898 2,249 2,362 2,553 2,877 3,488 2,769 3,192 3,653 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 2010 LTM 317 370 426 464 489 583 652 510 634 821 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 2010 LTM

Key Features of Rockwood

- Excellent cash generation
  - Free cash after capital expenditures, interest expense, working capital changes and cash taxes

($ in millions)



127.8
123.1
175.9
95.0
301.6
320.3
276.4
2005
2006
2007
2008
2009
2010
LTM

Note: Numbers do not reflect the sale of AlphaGary

Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Represents current portion of income tax provision. Interest expense, net minus deferred financing costs and MTM of Swaps. CAPEX net of proceeds on sale of property, plant and equipment.

Rockwood Powered by Lithium

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Net Debt/LTM Adjusted EBITDA 0,5 1,0 1,5 2,0 2,5 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash. Covenant Calculation - based on Senior Debt only - not to exceed 2.75x - Rockwood at 1.02x at Sep. 30 (using total Cash)

Total Rockwood – Net Sales & Adjusted EBITDA [$M] @ actual rates 2008 2009 2010 LTM Sept 2011 Net Sales 3,137.4 2,769.4 3,191.6 3,653.2 Adj. EBITDA 608.6 509.9 634.4 820.7 Margin 19.4% 18.4% 19.9% 22.5% Note: Total Rockwood: Continuing Operations only

Consolidated Net Debt March 31, 2011 June 30, 2011 September 30, 2011 ($M) as reported as reported Covenant as reported Covenant as reported Covenant Balance Sheet FX-Rate 1.34 1.42 1.32 1.45 1.37 1.34 1.40 LTM Adj EBITDA $667.9 $684.0 $692.0 $754.4 $761.5 $820.7 $828.0 Net Debt Rockwood Term Loans 1,259.9 850.0 850.0 850.0 850.0 845.8 845.8 TiO2 Venture Term Loan 294.4 311.5 291.1 304.5 286.7 281.1 293.0 Assumed Debt 71.9 72.6 64.4 73.3 65.1 67.5 65.7 Sr. Sub. Notes 2014 534.7 554.1 562.7 534.8 Total Debt $2,161.0 $1,788.2 $1,205.5 $1,790.5 $1,201.8 $1,729.2 $1,204.5 Cash (340.7) (199.1) (199.1) (235.2) (200.0) (357.9) (200.0) Net Debt $1,820.3 $1,589.1 $1,006.4 $1,555.3 $1,001.8 $1,371.3 $1,004.5 Net Debt / LTM Adj. EBITDA 2.73 x 2.32 x 2.06 x 1.67 x Covenant - as calculated 1.45 x 1.32 x 1.21 x - with full cash 1.45 x 1.27 x 1.02 x Covenant per Credit Agreement 2.75 x 2.75 x 2.75 x December 31, 2010 (b) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses. (a) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $200 million and converts Euro denominated debt at average Euro-rate during LTM period. (b) (a) (b) (a) (b) (a)

History

Rockwood History 2001 Net Sales $743M Adjusted EBITDA $140M Net Debt/Adjusted EBITDA 6.9x

Strategy & Management Philosophy

Corporate Strategy „ Assemble a collection of self-sufficient, highly focused and accountable business units with the following characteristics: § Global market leadership § Technology leadership § High margins § Limited exposure to raw materials and energy price changes „ Adoption of a common culture throughout the company § Customer focused § Cash generation § Commitment to excellence

Management Philosophy Small corporate center Self-sufficient and accountable business units Detailed operating metrics Short term incentive plan based on cash generation Long term equity plan for key executives On-site communication and motivation of all employees

History ($ in millions) We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. Net sales as reported – not on a proforma basis for acquisitions or divestments $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Net Sales First 5 Years Second 5 Years

First 5 Years – 2001-2005 Change company culture Service the debt and live within the covenants Grow through acquisitions to +$3.0B net sales Take company public 1. 2. 3. 4.

Second 5 Years – 2006-2010 Optimize portfolio Execute bolt-on acquisitions to strengthen the core businesses Improve Adjusted EBITDA margin to 20% of net sales Pay down debt to strengthen the balance sheet. Goal of 3.0x times net debt/Adjusted EBITDA. 1. 2. 3. 4.

Last 10 Years – 2001-2010 22 acquisitions and 7 divestitures to build Rockwood Focus on Culture change Innovation Organic growth Productivity Building a global team

Last 10 Years – 2001-2010 We have built a first-rate, global inorganic specialty chemicals and advanced materials company with an established track record. We have delivered what we promised.

Moving Forward 2011-2015

Rockwood Performance Q3 & YTD Q3 2011 Q3 2010 % Change Constant Currency(a) ($millions) Net Sales $940.9 $801.2 17.4% 10.4% Adjusted EBITDA 226.9 160.6 41.3% 32.1% Margin 24.1% 20.0% YTD 2011 YTD 2010 % Change Constant Currency(a) ($millions) Net Sales $2,854.9 $2,393.3 19.3% 13.3% Adjusted EBITDA 667.1 480.7 38.8% 31.2% Margin 23.4% 20.1% (a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the US dollar for the applicable period as compared to the preceding period. The impact relates primarily to the conversion of the Euro to the US dollar.

[$K] LTM Net Sales Trend – Total Rockwood @ Constant Currency(a) (a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the US dollar for the applicable period as compared to the preceding period. The impact relates primarily to the conversion of the Euro to the US dollar.

[$K] LTM Net Sales Trend – Specialty Chemicals @ Constant Currency(a) (a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the US dollar for the applicable period as compared to the preceding period. The impact relates primarily to the conversion of the Euro to the US dollar.

[$K] LTM Net Sales Trend – Performance Additives @ Constant Currency(a) (a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the US dollar for the applicable period as compared to the preceding period. The impact relates primarily to the conversion of the Euro to the US dollar.

Residential Investment (Percentage of GDP)

[$K] LTM Net Sales Trend – Titanium Dioxide Pigments @ Constant Currency(a) (a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the US dollar for the applicable period as compared to the preceding period. The impact relates primarily to the conversion of the Euro to the US dollar. 400 410 420 430 440 450 460 470 480 490 500 510 520 530 540 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2008 2009 2010 2011 650 675 700 725 750 775 800 825 850 875 900 925 950 975 LTM Sales Legacy LTM Sales JV

[$K] LTM Net Sales Trend – Advanced Ceramics @ Constant Currency(a) (a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the US dollar for the applicable period as compared to the preceding period. The impact relates primarily to the conversion of the Euro to the US dollar. 410 430 450 470 490 510 530 550 570 590 610 630 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2008 2009 2010 2011 LTM Sales

Strategic Goal – Third 5 Years – 2011-2015 Maximize shareholder value

Moving Forward – Third Five Years – 2011-2015 Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus Portfolio Focus On Growth Improve Financial Ratios Transportation Revolution Focus on our core businesses Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +22% Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Net Debt to Adjusted EBITDA of less than 2.0x in two years Further reduction in future years EPS growth of +20% per year Position the lithium business for the coming transportation revolution (electric cars)

Diversity. Flexibility. Results. The Driver of the Coming Transportation Revolution LITHIUM:

Lithium – Selected Applications Lithium carbonate Butyl - lithium Lithium metal Lithium hydroxide Lithium specialties Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease CO 2 Absorption Elastomers Aluminum Lithium Batteries Electronic Materials Cement Al - alloys Mining Agrochemicals Agrochemicals Li-Ion-Batteries Li-Ion-Batteries Key Products Key Applications

Significant growth of lithium ion batteries for cell phones, laptop computers and other mobile communication devices, Penetration of lithium ion batteries for mobile power tools (drills, etc.), Pharmaceutical applications, and Alloys in aerospace structures. Lithium Growth + 10% CAGR in Last 10 Years

Minerals – spodumene High cost, environmental issues Salt form (brine pools) Lowest cost, environmentally friendly Embedded in hard clay High cost, difficult to extract Sources of Lithium

Li-Acetylide Methyl- lithium Phenyl- lithium LDA LHS Li-t- Butoxide Li- Methoxide Li- Hydride Li-tri (t-butoxy)- alanate Li- Amide Li- Salicylate Li- Citrate Li- Benzoate Li- Acetate Li- Zeolite Potash Bischofite Li- Sulphate Li- Nitrate Li- Phosphate Li- Silicate Li-Tetra- borate Li- Chromate Sabalith Li- Nitride Li- Bromide Li- Fluoride Li- Peroxide Li- Hydroxide CO2- Absorption Products Li- Iodide Li- Perchlorate LiBOB Anodes Foils Lithium Carbonate Lithium Chloride Brines Butyl- lithium Li- Alanate Lithium Metal Life-Science Products Metal and Battery Products Other Products Lithium Value Chain

Operations in Chile


Natural brines from El Salar ~ 0.2% Li
END BRINE 6.0% Li
9 x 4 km dimensions
$NaCl + CaSO_4 * H_2O$ HALITE
$NaCl + KCl$ SYLVINITE
$MgCl_2 * KCl * 6H_2O$ CARNALLITE
$MgCl_2 * 6H_2O$ BISCHOFITE
$MgCl_2 * LiCl * 7H_2O$ Li CARNALLITE
Li_2CO_3
$LiCl$
Further Purification, Processing, Crystallization

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New Johnsonville, TN, USA Silver Peak, NV, USA Taichung, Taiwan Antofagasta, Chile Kings Mountain, NC, USA Langelsheim, Germany La Porte, TX, USA Rockwood Lithium Facilities Around the World

2002 2005 2006 2008 Expansion

Lithium compounds will experience significant growth due to the introduction of all electric and plug-in hybrid electric vehicles. WHY?

Dependence on imported oil from unstable regions of the world is a clear and present danger to the national security and economic stability of the developed economies of the world.

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World Oil Supply – 2010 (Million Barrels Per Day) 14.5 BPD North America 4.4 BPD 4.7 BPD 40.7 BPD 3.7 BPD 4.0 BPD 10.1 BPD 3.9 BPD Western Europe Latin America Middle East & Africa Asia China Russia All Other TOTAL = 86.0 BPD 52.7% of world oil supply Source of Data: Electrification Coalition

14.5 BPD 4.4 BPD 4.7 BPD 40.7 BPD 3.7 BPD 4.0 BPD 10.1 BPD 3.9 BPD 16 million barrels per day 20% of the total world supply of oil has to pass by ship through the Straight of Hormuz Source of Data: Electrification Coalition

We need to substantially reduce this dependence by significantly reducing consumption of oil. How?

The Problem – Internal Combustion Engine As long as our cars are powered by the internal combustion engine, we will continue to be dependent on oil.

Alternative sources of energy, such as: Solar Wind Nuclear Will not reduce our dependence on oil at all.

The Problem: Oil Dependence As long as our cars are powered by the internal combustion engine, we will be dependent on imported oil.

The Solution: Electric Cars The only practical and proven solution is to replace the internal combustion engine with an electric motor driven by a rechargeable battery.

Electrification of Transportation ELECTRIFICATION ARCHITECTURE Source of Data: Electrification Coalition

Electricity is diverse and domestic. Benefits of Electric Cars

 Electric Power Sector: Generation Benefits of Electric Cars Source: Pacific Northwest National Laboratory LOAD SHAPE FOR ONE DAY DURING PEAK SEASON The electric power sector has substantial spare capacity at night that could be used to fuel electric vehicles.

The network of infrastructure already exists. Benefits of Electric Cars

Electric miles are cheaper than gasoline miles: 2.5¢ vs 10¢ per mile. Benefits of Electric Cars

Electric miles are cleaner than gasoline. Benefits of Electric Cars

Source of Data: Electrification Coalition

Electrification of our transportation system will free us from the dangerous dependence on imported oil and create a whole new industry.

Key Enabling Technology – Li-ion Batteries:

Lithium ion batteries for mobile phones, laptops, portable electronics and power tools are fully developed and commercialized. This is Proven Technology

Lithium Ion Batteries

What is the Potential for Growth?

Lithium Ion Battery Market Application Lithium Carbonate Content Cell Phone 3 grams ~ 0.1 oz Notebook 30 grams ~ 1.0 oz Power Tool 30-40 grams ~ 1.0-1.4 oz Plug-in Hybrid 16 kWh 20 lbs All Electrical Vehicle (EV) 25 kWh 50 lbs . . . Lithium Carbonate usage rate in Lithium Ion batteries Lithium Carbonate usage depends on the type of battery:

Lithium Carbonate Equivalent (LCE) Demand Current global demand for battery-grade lithium-carbonate (LCE) 40 million lbs/year Addition of 1 million all-electric cars will demand (LCE) Additional 50 million lbs Addition of 1 million plug-in hybrids will demand (LCE) Additional 20 million lbs Total Global Auto Production 2010: 60-65 million vehicles Source: Company Estimate

Chemetall R&D Goals Lithium Batteries Time today 130 Wh/kg LiB LiBOB- improvements next generation II 300 Wh/kg Alloy anode high voltage cathode Prelithiation Anodes agents Alloy/Composite Anodes future high risk >500 - ca. 1500 Wh/kg Li-sulfur Li-air Li-metal anode I Li-metal anode II Li-metal anode III (solid electrolytes) next generation I 200 Wh/kg Alloy anode 2012 150-170 Wh/kg LiB optimized Electrolyte additives and conductive salts Redox shuttle molecules HP Li2CO3 and HP LiOH for cathode materials 50 100 500 200 Effective range [km]

Electric cars will revolutionize our transportation system. Lithium ion rechargeable batteries will be the power source to drive these cars. Lithium compounds should see substantial growth. Lithium Potential

Rockwood Summary Outstanding portfolio of market-leading businesses Strong organic growth potential One of the highest profit margins in the industry Solid balance sheet and strong cash flow generation

Creativity Performance Stability

Appendix

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Reconciliation of Income (Loss) From Continuing Operations Before Taxes to Adj. EBITDA Titanium Specialty Performance Dioxide Advanced Corporate Chemicals Additives Pigments Materials and other Twelve months ended September 30, 2011 Income (loss) from continuing operations before taxes 207.3 $ 65.2 $ 138.8 $ 97.6 $ (110.5) $ 398.4 $ Interest expense, net 37.1 9.8 12.1 23.7 25.7 108.4 Depreciation and amortization 78.2 57.2 73.2 53.5 5.6 267.7 Restructuring and other severance costs 8.3 2.6 - 0.8 - 11.7 Systems/organization establishment expenses 0.6 0.6 0.5 0.1 0.1 1.9 Acquisition and disposal costs 0.2 0.1 - 0.1 0.3 0.7 Loss on early extinguishment/modification of debt 7.8 1.7 - 4.0 3.1 16.6 Asset write-downs and other 1.7 2.0 0.1 1.0 4.7 9.5 Foreign exchange loss (gain) on financing activities, net 1.4 1.3 - 0.9 (3.6) - Other 0.8 0.1 3.4 - 1.5 5.8 Total Adjusted EBITDA (a) 343.4 $ 140.6 $ 228.1 $ 181.7 $ (73.1) $ 820.7 $ (a) Continuing operations only. ($ in millions) Consolidated

Consolidated Reconciliation of Net Income (Loss) Attributable to Rockwood Holdings, Inc. to Proforma Adj. EBITDA

	Twelve months ended						
	September 30,	December 31,					
($ in millions)	2011	2010	2009	2008 PF	2007	2006	2005
Net income (loss) attributable to Rockwood Holdings, Inc.	$ 458.0	$ 239.4	$ 21.1	$ (588.4)	$ 317.1	$ 103.0	$ 95.8
Net income (loss) attributable to noncontrolling interest	36.5	9.1	(3.8)	(83.6)	8.0	5.2	(3.0)
Net income (loss)	494.5	248.5	17.3	(672.0)	325.1	108.2	92.8
Income tax provision (benefit)	30.0	(24.6)	9.7	(31.0)	58.8	62.9	59.7
(Income) loss from discontinued operations, net of tax	(6.7)	(19.4)	(16.8)	75.9	(31.7)	(59.1)	10.3
Gain on sale of discontinued operations, net of tax	(119.4)	-	-	(42.9)	(210.4)	-	-
Income (loss) from continuing operations before taxes	398.4	204.5	10.2	(670.0)	141.8	112.0	162.8
Interest expense, net	108.4	151.1	178.1	225.1	207.5	197.3	210.9
Depreciation and amortization	267.7	255.9	274.2	249.6	203.2	168.0	150.4
Goodwill impairment charges	-	-	-	717.5	-	-	-
Restructuring and other severance costs	11.7	5.0	20.3	34.1	12.0	5.3	15.7
Systems/organization establishment expenses	1.9	2.1	6.3	12.5	3.6	9.8	3.9
Acquisition and disposal costs	0.7	1.3	3.0	1.7	1.8	1.9	1.1
Inventory write-up charges	-	-	-	6.9	5.7	0.9	-
Loss (gain) on early extinguishment/modification of debt	16.6	1.6	26.6	(4.0)	19.1	-	27.5
Management services agreement termination fee	-	-	-	-	-	-	10.0
Asset write-downs and other	9.5	11.5	2.6	(1.9)	(4.7)	1.9	(4.0)
Acquired in-process research and development	-	-	-	2.9	-	-	-
Foreign exchange loss (gain) on financing activities, net	-	1.0	(16.0)	32.3	(7.8)	(8.6)	(112.2)
Other	5.8	0.4	4.6	1.9	0.9	0.3	(2.1)
Total Adjusted EBITDA (a)	820.7	634.4	509.9	608.6	583.1	488.8	464.0
Proforma Adjustments (b)	-	-	-	43.4	-	-	-
Total Proforma Adjusted EBITDA	$ 820.7	$ 634.4	$ 509.9	$ 652.0	$ 583.1	$ 488.8	$ 464.0

(a) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses for all years presented. In addition, years 2008 - 2011 exclude discontinued operations of water treatment business sold in 2008.
(b) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008.



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Consolidated Reconciliation of Net Income (Loss) Attributable to Rockwood Holdings, Inc. to Proforma Adj. EBITDA

	Twelve Months Ended								
	December 31, 2004			December 31, 2003			December 31, 2002		
($ in millions)	As Reported	Adjustments (a)	Proforma	As Reported	Adjustments (a)	Proforma	As Reported	Adjustments (a)	Proforma
Net (loss) income attributable to Rockwood Holdings, Inc.	$ (216.1)	$ 14.1	$ (202.0)	$ (91.7)	$ 92.8	$ 1.1	$ (68.2)	$ 79.7	$ 11.5
Net income (loss) attributable to noncontrolling interest	-	-	-	-	0.3	0.3	-	(0.8)	(0.8)
Net (loss) income	(216.1)	14.1	(202.0)	(91.7)	93.1	1.4	(68.2)	78.9	10.7
Income tax provision (benefit)	16.4	28.7	45.1	(18.4)	58.5	40.1	(9.5)	77.6	68.1
(Income) loss from discontinued operations, net of tax	(17.4)	-	(17.4)	(27.7)	(1.4)	(29.1)	14.2	(2.6)	11.6
Gain on sale of discontinued operations, net of tax	-	-	-	-	-	-	-	-	-
(Loss) income from continuing operations before taxes	(217.1)	42.8	(174.3)	(137.8)	150.2	12.4	(63.5)	153.9	90.4
Interest expense, net	162.9	76.4	239.3	113.4	24.4	137.8	108.2	18.7	126.9
Depreciation and amortization	83.5	50.3	133.8	32.9	70.6	103.5	24.2	59.0	83.2
Goodwill impairment charges	4.0	-	4.0	19.3	-	19.3	-	-	-
Restructuring and other severance costs	0.8	-	0.8	1.1	11.8	12.9	1.2	3.3	4.5
Systems/organization establishment expenses	4.8	-	4.8	1.6	-	1.6	1.5	-	1.5
Acquisition and disposal costs	0.3	-	0.3	1.5	(1.0)	0.5	0.3	(12.7)	(12.4)
Inventory write-up charges	53.8	-	53.8	0.2	-	0.2	-	-	-
Loss on early extinguishment/modification of debt	26.9	-	26.9	38.3	-	38.3	-	-	-
Asset write-downs and other	7.0	-	7.0	15.7	-	15.7	1.0	-	1.0
Foreign exchange loss (gain) on financing activities, net	124.8	(1.4)	123.4	18.4	(2.8)	15.6	24.5	(0.8)	23.7
Other	5.3	1.3	6.6	0.1	12.0	12.1	-	(1.9)	(1.9)
Total Adjusted EBITDA (b)	$ 257.0	$ 169.4	$ 426.4	$ 104.7	$ 265.2	$ 369.9	$ 97.4	$ 219.5	$ 316.9

(a) Proforma adjustments made primarily for the Dynamit Nobel acquisition completed in 2004. Also includes proforma adjustments made for the Johnson Matthey pigments and dispersions business in our Color Pigments business.

(b) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses for all years presented.

Rockwood Powered by Lithium

83

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow September 30, ($ in millions) 2011 2010 2009 2008 2007 2006 2005 Net cash provided by operating activities 498.5 $ 482.4 $ 369.6 $ 296.6 $ 368.5 $ 302.6 $ 257.6 $ Capital expenditures (a) (258.5) (184.6) (152.7) (219.5) (199.6) (203.1) (186.9) Government grants received 11.5 3.2 - - - - - Restructuring charges 7.1 9.4 41.3 7.2 9.0 5.6 16.3 Swap termination payments 14.3 3.2 31.1 - - - - Systems/organization establishment expenses 1.9 2.1 6.2 12.9 4.2 10.7 4.1 Payments to former Dynamit Nobel parent - - - - - - 21.5 Management services agreement termination fee - - - - - - 10.0 Other 1.6 4.6 6.1 (2.2) (6.2) 7.3 5.2 Free cash flow (b) 276.4 $ 320.3 $ 301.6 $ 95.0 $ 175.9 $ 123.1 $ 127.8 $ (a) Net of proceeds on sale of assets. (b) Free cash flow does not reflect the sale of discontinued operations. Twelve Months Ended December 31,

Consolidated Reconciliation of Net Loss Attributable to Rockwood Holdings, Inc. to Adj. EBITDA Twelve months ended ($ in millions) December 31, 2001 Net loss attributable to Rockwood Holdings, Inc. (54.4) $ Income tax benefit (4.8) Income (loss) from continuing operations before taxes (59.2) Interest expense, net 107.0 Depreciation and amortization 74.7 Restructuring and other severance costs 9.7 Systems/organization establishment expenses 2.6 Acquisition and disposal costs 1.2 Inventory write-up charges 9.0 Asset write-downs and other 1.2 Foreign exchange gain on financing activities, net (9.6) Other 3.8 Total Adjusted EBITDA (a) 140.4 $ (a) Adjusted EBITDA is not adjusted for discontinued operations.

Consolidated Reconciliation of Net Income Attributable to Rockwood Holdings, Inc. to Adj. EBITDA 2011 2010 2011 2010 Net income attributable to Rockwood Holdings, Inc. 75.9 $ 40.5 $ 348.4 $ 129.8 $ Net income attributable to noncontrolling interest 11.9 3.0 32.6 5.2 Net income 87.8 43.5 381.0 135.0 Income tax provision 34.4 16.4 101.0 46.4 Income from discontinued operations, net of tax - (2.5) (0.9) (13.6) Gain on sale of discontinued operations, net of tax - - (119.4) - Income from continuing operations before taxes 122.2 57.4 361.7 167.8 Interest expense, net 26.3 38.6 74.0 116.7 Depreciation and amortization 67.0 61.8 200.2 188.4 Restructuring and other severance costs 4.5 1.5 9.5 2.8 Systems/organization establishment expenses 0.3 0.1 1.3 1.5 Acquisition and disposal costs 0.2 0.4 0.4 1.0 Loss on early extinguishment/modification of debt 0.1 1.6 16.6 1.6 Asset write-downs and other - 0.1 0.3 2.4 Foreign exchange loss (gain) on financing activities, net 2.4 (0.9) (1.8) (0.8) Other 3.9 - 4.9 (0.7) Total Adjusted EBITDA (a) 226.9 $ 160.6 $ 667.1 $ 480.7 $ (a) Continuing operations only. September 30, September 30, Three Months Ended Nine Months Ended

LTM Net Sales Reconciliation – Total Rockwood

[$K]

2008

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	2,932.7	2,964.1	2,959.7	2,995.4	3,004.4	3,024.9	3,054.0	3,056.9	3,105.7	3,135.1	3,133.5	3,127.8
Foreign Currency Adjustment	(88.6)	(70.1)	(43.9)	(18.1)	5.3	29.8	53.5	66.1	68.7	51.1	23.0	9.3
Actual	2,844.1	2,893.9	2,915.8	2,977.3	3,009.7	3,054.6	3,107.5	3,123.0	3,174.4	3,186.2	3,156.5	3,137.0

2009

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	3,095.4	3,055.7	3,038.0	2,994.7	2,963.9	2,946.7	2,938.7	2,933.3	2,898.5	2,873.5	2,874.1	2,893.2
Foreign Currency Adjustment	(10.0)	(35.1)	(67.5)	(101.0)	(126.1)	(148.4)	(172.8)	(182.1)	(181.7)	(161.7)	(134.6)	(124.1)
Actual	3,085.5	3,020.6	2,970.5	2,893.8	2,837.7	2,798.3	2,765.9	2,751.2	2,716.8	2,711.8	2,739.5	2,769.1

2010

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	2,926.6	2,968.2	3,034.9	3,101.7	3,162.6	3,208.1	3,249.5	3,290.4	3,327.7	3,356.5	3,399.2	3,428.0
Foreign Currency Adjustment	(112.5)	(103.8)	(99.4)	(99.3)	(116.6)	(142.5)	(161.2)	(177.8)	(196.6)	(207.1)	(222.5)	(236.4)
Actual	2,814.1	2,864.4	2,935.5	3,002.4	3,046.0	3,065.6	3,088.2	3,112.6	3,131.1	3,149.4	3,176.7	3,191.6

2011

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
At Constant Currency (a)	3,481.9	3,527.2	3,569.1	3,598.4	3,648.2	3,680.3	3,694.9	3,737.3	3,770.9
Foreign Currency Adjustment	(249.1)	(249.6)	(241.9)	(225.3)	(199.1)	(166.7)	(143.6)	(125.2)	(117.7)
Actual	3,232.8	3,277.6	3,327.2	3,373.1	3,449.0	3,513.6	3,551.3	3,612.1	3,653.2

(a) Using $1.45 / €1.0

87

LTM Net Sales Reconciliation – Specialty Chemicals

[$K]

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2008												
At Constant Currency (a)	1,136.8	1,149.8	1,146.1	1,162.7	1,169.7	1,180.5	1,196.7	1,201.2	1,221.8	1,233.4	1,230.5	1,228.2
Foreign Currency Adjustment	(37.8)	(29.8)	(18.8)	(8.3)	1.4	11.3	21.3	26.5	27.9	21.1	10.0	4.4
Actual	1,099.0	1,120.0	1,127.3	1,154.4	1,171.1	1,191.8	1,218.0	1,227.8	1,249.7	1,254.5	1,240.6	1,232.6
2009												
At Constant Currency (a)	1,208.8	1,184.3	1,171.4	1,145.3	1,120.0	1,102.6	1,087.5	1,076.5	1,058.3	1,039.1	1,037.7	1,043.9
Foreign Currency Adjustment	(2.8)	(12.4)	(25.0)	(37.4)	(46.8)	(55.5)	(65.3)	(69.0)	(69.0)	(61.3)	(51.2)	(47.3)
Actual	1,206.0	1,171.9	1,146.4	1,107.9	1,073.2	1,047.1	1,022.2	1,007.5	989.3	977.8	986.4	996.6
2010												
At Constant Currency (a)	1,056.9	1,070.9	1,096.8	1,119.6	1,139.6	1,158.3	1,169.6	1,180.6	1,193.6	1,206.8	1,221.3	1,233.5
Foreign Currency Adjustment	(42.4)	(38.4)	(35.5)	(34.3)	(38.6)	(45.9)	(50.5)	(54.3)	(59.2)	(61.9)	(65.9)	(70.2)
Actual	1,014.5	1,032.5	1,061.3	1,085.3	1,101.0	1,112.4	1,119.0	1,126.3	1,134.4	1,144.9	1,155.4	1,163.2
2011												
At Constant Currency (a)	1,247.7	1,260.1	1,276.5	1,289.9	1,312.5	1,323.5	1,329.6	1,345.0	1,357.9			
Foreign Currency Adjustment	(73.2)	(72.5)	(69.1)	(63.7)	(55.4)	(44.6)	(37.1)	(31.6)	(29.8)			
Actual	1,174.5	1,187.6	1,207.4	1,226.2	1,257.1	1,278.9	1,292.5	1,313.5	1,328.1			

(a) Using $1.45 / €1.0

Rockwood Powered by Lithium

88

LTM Net Sales Reconciliation – Performance Additives

[$K]

2008

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	800.6	814.9	817.6	835.1	842.7	853.0	863.5	869.2	876.1	868.3	856.3	843.4
Foreign Currency Adjustment	10.0	10.0	11.0	11.7	12.1	13.0	13.4	12.1	9.7	4.3	(2.2)	(7.8)
Actual	810.6	824.9	828.6	846.8	854.8	866.0	876.9	881.4	885.7	872.7	854.2	835.6

2009

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	828.4	813.2	802.4	781.3	765.2	754.8	745.7	730.4	720.5	713.4	709.3	709.8
Foreign Currency Adjustment	(10.8)	(15.5)	(21.3)	(27.1)	(31.9)	(36.1)	(40.4)	(42.2)	(43.0)	(41.5)	(38.4)	(38.2)
Actual	817.7	797.8	781.0	754.2	733.2	718.6	705.3	688.2	677.5	671.9	670.9	671.5

2010

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	709.2	715.9	728.3	739.5	749.2	753.6	760.8	768.9	766.7	768.3	776.7	778.5
Foreign Currency Adjustment	(35.5)	(34.4)	(34.1)	(34.3)	(36.3)	(40.0)	(43.0)	(45.2)	(47.4)	(48.4)	(50.1)	(51.7)
Actual	673.6	681.5	694.2	705.2	712.9	713.6	717.8	723.7	719.2	719.9	726.7	726.7

2011

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
At Constant Currency (a)	788.3	793.0	793.5	796.4	802.1	805.2	800.9	806.9	811.4
Foreign Currency Adjustment	(52.0)	(51.7)	(50.2)	(47.7)	(44.5)	(40.1)	(36.8)	(34.7)	(33.5)
Actual	736.3	741.3	743.3	748.6	757.6	765.1	764.1	772.2	777.9

(a) Using $1.45 / €1.0

Rockwood Powered by Lithium



89

LTM Net Sales Reconciliation – Advanced Ceramics

[$K]

2008

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	480.4	486.6	490.0	494.5	495.9	498.8	502.5	502.1	503.4	502.0	499.0	496.7
Foreign Currency Adjustment	(20.0)	(15.8)	(9.8)	(3.4)	2.2	8.2	13.8	17.1	18.2	15.9	11.2	9.2
Actual	460.4	470.8	480.2	491.1	498.1	506.9	516.3	519.2	521.6	518.0	510.1	505.9

2009

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	486.6	474.4	464.5	451.1	441.7	431.8	424.8	422.5	420.1	423.6	423.9	426.9
Foreign Currency Adjustment	6.2	2.0	(4.0)	(10.5)	(15.2)	(19.5)	(24.2)	(25.9)	(25.6)	(21.9)	(16.7)	(14.7)
Actual	492.8	476.4	460.6	440.7	426.5	412.3	400.6	396.6	394.5	401.6	407.2	412.2

2010

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	434.9	444.6	460.6	476.4	491.1	503.1	515.1	523.3	537.5	545.7	554.9	558.0
Foreign Currency Adjustment	(13.0)	(11.8)	(11.6)	(12.1)	(16.1)	(21.7)	(25.7)	(29.3)	(33.7)	(36.1)	(39.6)	(42.4)
Actual	421.9	432.8	449.0	464.3	475.0	481.5	489.4	494.0	503.8	509.6	515.3	515.6

2011

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
At Constant Currency (a)	572.5	583.5	589.4	592.7	595.8	599.6	600.8	604.6	604.3
Foreign Currency Adjustment	(45.3)	(45.7)	(44.3)	(41.1)	(35.6)	(29.1)	(24.6)	(20.7)	(18.7)
Actual	527.2	537.9	545.0	551.6	560.2	570.5	576.2	583.9	585.7

(a) Using $1.45 / €1.0

Rockwood Powered by Lithium



90

LTM Net Sales Reconciliation –Titanium Dioxide Pigments

[$K]

2008

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	469.6	469.2	464.6	463.2	458.6	457.1	457.2	452.6	782.0	783.5	773.9	765.8
Proforma Adjustment at Constant Currency	-	-	-	-	-	-	-	-	(302.5)	(276.4)	(250.4)	(230.0)
Foreign Currency Adjustment & Other	(21.6)	(17.3)	(11.1)	(5.0)	0.7	6.6	12.2	15.7	11.7	8.7	3.3	(1.0)
Actual	447.9	452.0	453.5	458.3	459.3	463.7	469.4	468.3	491.2	515.9	526.8	534.8

2009

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	746.7	733.5	722.7	711.4	706.1	694.2	686.7	683.4	679.6	677.7	683.7	693.7
Proforma Adjustment at Constant Currency	(198.3)	(171.7)	(144.7)	(115.3)	(89.2)	(56.3)	(25.1)	-	-	-	-	-
Foreign Currency Adjustment & Other	(3.0)	(9.5)	(17.2)	(25.6)	(31.5)	(36.4)	(41.7)	(41.7)	(41.1)	(34.5)	(26.4)	(27.4)
Actual	545.4	552.3	560.8	570.5	585.3	601.4	619.9	641.7	638.4	643.2	657.3	666.3

2010

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
At Constant Currency (a)	706.9	717.7	729.9	746.8	762.3	771.9	782.1	794.9	807.5	812.3	822.6	833.1
Foreign Currency Adjustment & Other	(20.5)	(18.5)	(17.7)	(18.2)	(24.8)	(33.8)	(40.6)	(47.6)	(54.7)	(59.0)	(64.9)	(74.0)
Actual	686.4	699.2	712.2	728.7	737.5	738.1	741.4	747.4	752.8	753.3	757.6	759.2

2011

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
At Constant Currency (a)	847.9	864.7	883.7	893.0	911.1	925.3	937.4	953.2	968.8
Foreign Currency Adjustment	(76.2)	(77.3)	(76.0)	(70.7)	(61.8)	(51.4)	(44.0)	(37.1)	(34.7)
Actual	771.6	787.3	807.7	822.3	849.3	873.9	893.4	916.1	934.1

(a) Using $1.45 / €1.0

Rockwood Powered by Lithium



91

Creativity Performance Stability